SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                 0-2722225                36-3434526
 (State of incorporation)         (Commi ssion             (IRS Employer
                                   File No.)               Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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     On October 1, 2004, the Registrant  issued a press release  announcing that
Gregory M. Jehlik has been named its Chief Executive Officer. Mr. Jehlik, 43, joined the Registrant in June, 2002 as its President and Chief Operating Officer and will continue in those positions. He was also named a director in July 2002. Prior to joining the company, Mr. Jehlik was President and Chief Operating Officer of American Engineered Components, Inc. from 1999. Prior thereto, he spent 17 years with the Brady Corporation in a number of management roles, including sales, marketing, general management and international operations.

     Registrant confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Jehlik and any director or executive officer of Registrant, (2) there was no arrangement or understanding between Mr. Jehlik and any other person pursuant to which he was elected as Chief Executive Officer, and (3) there is no transaction between Mr. Jehlik and Registrant that would require disclosure under Item 404(a) of Regulation S-K. The employment agreement between Mr. Jehlik and Registrant is filed as Exhibit 10.9 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     The office of Chief Executive Officer was previously held by Roger Hruby, the Registrant's founder, who will continue to serve as Chairman of the Board of the Registrant. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.  Financial Statements and Exhibits.
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(c)      Exhibits

         Exhibit No.            Description of Exhibit

         99.1                   Press Release by the Registrant,
                                dated October 1, 2004, furnished in
                                accordance with Item 5.02 of this
                                Current Report on Form 8-K.


                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                        CFC INTERNATIONAL, INC.

October 4, 2004         By: /s/ Dennis Lakomy
                        ----------------------------------------
                                Dennis Lakomy
                                Executive Vice President
                                and Chief Financial Officer